                                                                   EXHIBIT 99.12

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-SL1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[205,021,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-SL1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                                       [ ]
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                  JUNE 22, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-SL1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                                            1                       2
                                                                   --------------------    --------------------
                                          RATES                          Forward               Forward+200
                                          SPEED          %pricing          100%                   100%
                               DEFAULT SEVERITY                            100%                   100%
                            DEFAULT P&I ADVANCE                        100% Advance           100% Advance
                           DEFAULT RECOVERY LAG            Months           12                     12
                                       TRIGGERS                            Fail                   Fail
                                   CLEANUP CALL                        To Maturity             To Maturity
                                DEFAULT BALANCE                      Current Balance         Current Balance
                                CPR = CDR + CRR  Capped at prepay
                                      CPR = CRR      PSA standard       CPR = CRR               CPR = CRR
                            INITIAL
                              BOND      SUB-
CLASS              RATINGS    SIZE   ORDINATION
-----              -------  -------  ----------
A                    AAA     61.40     38.60     CDR
                                                 CummLosses
M1                   AA      10.00     28.60     CDR                                  -                       -
                                                 CummLosses
M2                   A        8.05     20.55     CDR                                  -                       -
                                                 CummLosses
M3                   A -         -     20.55     CDR
                                                 CummLosses
B1                   BBB +       -     20.55     CDR
                                                 CummLosses
B2                   BBB      6.75     13.80     CDR
                                                 CummLosses
B3                   BBB-     1.75     12.05     CDR
                                                 CummLosses
B4                   BB       5.95      6.10      CDR                          4.39 CDR                2.73 CDR
                                                 CummLosses        21,870,943.69 (10.67%)   14,061,601.26 (6.86%)
OC                            6.10         -                                          -                       -

TABLE                                       1                       1                       1
                                        Maturity                 Maturity               Maturity
Severity                                   100                     100                     100
Triggers                                  Fail                     Fail                   Fail
Lag                                         0                       0                       0
Rate                                     Forward                 Forward                 Forward
Prepay                                 75 Pricing              100 Pricing             150 Pricing
Default                                   CPIM1                   CPIM1                   CPIM1
CPR=CRR                                    PSA                     PSA                     PSA
Price =  80                               1184                     1094                   1138
                        81                1141                     1056                   1099
                        82                1098                     1020                   1060
                        83                1056                      983                   1023
                        84                1015                      948                    986
                        85                 975                      913                    949
                        86                 935                      878                    913
                        87                 896                      844                    877
                        88                 858                      810                    842
                        89                 820                      777                    807
                        90                 783                      745                    772
                        91                 746                      713                    738
                        92                 710                      681                    705
                        93                 675                      650                    672
                        94                 640                      619                    639
                        95                 605                      589                    607
                        96                 572                      559                    575
                        97                 538                      529                    543
                        98                 505                      500                    512
                        99                 473                      471                    481
                       100                 441                      443                    450
WAL for Princ Pmts                        3.81                     4.28                   3.78
Principal Writedown                   0.00 (0.00%)             0.00 (0.00%)           0.00 (0.00%)
Total Collat Loss(Forecasted)     12,759,776.64 (6.22%)    8,589,126.86 (4.19%)   3,980,014.45 (1.94%)

TABLE                                       2                        2                     2
                                         Maturity                 Maturity              Maturity
Severity                                   100                      100                   100
Triggers                                   Fail                     Fail                  Fail
Lag                                         0                        0                     0
Rate                                     Forward                  Forward               Forward
Prepay                                  75 Pricing              100 Pricing           150 Pricing
Default                                   CPIM2                    CPIM2                 CPIM2
CPR=CRR                                    PSA                      PSA                   PSA
Price =  80                                987                      1003                  1126
                        81                 955                       971                  1088
                        82                 923                       939                  1050
                        83                 892                       908                  1013
                        84                 861                       877                   976
                        85                 831                       847                   940
                        86                 801                       817                   905
                        87                 772                       788                   869
                        88                 743                       759                   835
                        89                 715                       730                   800
                        90                 687                       702                   767
                        91                 659                       674                   733
                        92                 632                       647                   700
                        93                 606                       620                   668
                        94                 580                       593                   636
                        95                 554                       567                   604
                        96                 529                       541                   572
                        97                 504                       515                   541
                        98                 479                       490                   511
                        99                 455                       465                   480
                       100                 431                       440                   450
WAL for Princ Pmts                         5.51                     5.06                  3.86
Principal Writedown                    0.00 (0.00%)             0.00 (0.00%)          0.00 (0.00%)
Total Collat Loss(Forecasted)     17,338,067.57 (8.46%)    11,737,362.57 (5.72%)  5,484,673.51 (2.68%)

TABLE                                       3                            3                             3
                                         Maturity                    Maturity                      Maturity
Severity                                   100                          100                           100
Triggers                                   Fail                        Fail                          Fail
Lag                                         0                            0                             0
Rate                                     Forward                      Forward                       Forward
Prepay                                  75 Pricing                  100 Pricing                   150 Pricing
Default                                   CPIM3                        CPIM3                         CPIM3
CPR=CRR                                    PSA                          PSA                           PSA
Price =  80                                881                          936                          1113
                        81                 854                          907                          1075
                        82                 828                          879                          1039
                        83                 803                          852                          1002
                        84                 778                          825                           966
                        85                 753                          798                           931
                        86                 728                          771                           896
                        87                 704                          745                           861
                        88                 681                          720                           827
                        89                 658                          695                           794
                        90                 635                          670                           761
                        91                 612                          645                           728
                        92                 590                          621                           695
                        93                 568                          597                           663
                        94                 547                          573                           632
                        95                 526                          550                           601
                        96                 505                          527                           570
                        97                 484                          504                           539
                        98                 464                          482                           509
                        99                 444                          460                           479
                       100                 424                          438                           450
WAL for Princ Pmts                           7                         5.82                          3.95
Principal Writedown                    0.00 (0.00%)                0.00 (0.00%)                  0.00 (0.00%)
Total Collat Loss(Forecasted)     22,134,825.35 (10.80%)       15,078,252.34 (7.35%)         7,110,405.03 (3.47%)

TABLE                                       4                       4                      4
                                         Maturity                Maturity               Maturity
Severity                                   100                     100                    100
Triggers                                   Fail                    Fail                   Fail
Lag                                         0                       0                      0
Rate                                   Forward +200            Forward +200           Forward +200
Prepay                                  75 Pricing             100 Pricing            150 Pricing
Default                                   CPIM1                   CPIM1                  CPIM1
CPR=CRR                                    PSA                     PSA                    PSA
Price =  80                                685                     785                     997
                        81                 662                     758                     961
                        82                 639                     732                     925
                        83                 617                     706                     890
                        84                 596                     680                     856
                        85                 574                     655                     822
                        86                 553                     630                     788
                        87                 532                     606                     755
                        88                 512                     582                     722
                        89                 492                     558                     690
                        90                 472                     535                     658
                        91                 452                     511                     627
                        92                 433                     489                     596
                        93                 414                     466                     565
                        94                 395                     444                     535
                        95                 377                     422                     505
                        96                 359                     400                     475
                        97                 341                     379                     446
                        98                 323                     358                     417
                        99                 305                     337                     389
                       100                 288                     316                     361
WAL for Princ Pmts                         8.7                    6.63                    4.33
Principal Writedown                    0.00 (0.00%)            0.00 (0.00%)           0.00 (0.00%)
Total Collat Loss(Forecasted)     12,759,776.64 (6.22%)    8,589,126.86 (4.19%)   3,980,014.45 (1.94%)

TABLE                                       5                            5                           5
                                        Maturity                      Maturity                   Maturity
Severity                                   100                          100                         100
Triggers                                  Fail                          Fail                       Fail
Lag                                         0                            0                           0
Rate                                  Forward +200                  Forward +200               Forward +200
Prepay                                 75 Pricing                   100 Pricing                 150 Pricing
Default                                   CPIM2                        CPIM2                       CPIM2
CPR=CRR                                    PSA                          PSA                         PSA
Price =  80                                627                          747                         978
                        81                 606                          722                         942
                        82                 585                          697                         908
                        83                 565                          672                         873
                        84                 546                          648                         840
                        85                 526                          624                         807
                        86                 507                          601                         774
                        87                 489                          578                         741
                        88                 470                          555                         710
                        89                 452                          533                         678
                        90                 434                          511                         647
                        91                 417                          489                         616
                        92                 399                          468                         586
                        93                 382                          446                         556
                        94                 365                          426                         527
                        95                 349                          405                         498
                        96                 333                          385                         469
                        97                 317                          365                         440
                        98                 301                          345                         412
                        99                 285                          325                         385
                       100                 270                          306                         357
WAL for Princ Pmts                       10.75                         7.31                        4.48
Principal Writedown                   0.00 (0.00%)                  0.00 (0.00%)               0.00 (0.00%)
Total Collat Loss(Forecasted)     17,338,067.57 (8.46%)        11,737,362.57 (5.72%)       5,484,673.51 (2.68%)

TABLE                                       6                            6                             6
                                         Maturity                    Maturity                      Maturity
Severity                                   100                          100                           100
Triggers                                   Fail                        Fail                          Fail
Lag                                         0                            0                             0
Rate                                   Forward +200                Forward +200                  Forward +200
Prepay                                  75 Pricing                  100 Pricing                   150 Pricing
Default                                   CPIM3                        CPIM3                         CPIM3
CPR=CRR                                    PSA                          PSA                           PSA
Price =  80                                 208                         627                           952
                        81                  188                         604                           918
                        82                  168                         581                           884
                        83                  148                         559                           851
                        84                  129                         537                           819
                        85                  110                         516                           786
                        86                   91                         494                           755
                        87                   73                         474                           724
                        88                   55                         453                           693
                        89                   38                         433                           662
                        90                   20                         413                           632
                        91                    3                         393                           603
                        92                  -14                         374                           573
                        93                  -30                         355                           545
                        94                  -46                         336                           516
                        95                  -62                         318                           488
                        96                  -78                         299                           460
                        97                  -94                         281                           433
                        98                 -109                         264                           406
                        99                 -124                         246                           379
                       100                 -139                         229                           352
WAL for Princ Pmts                        12.93                           9                          4.69
Principal Writedown               5,694,488.72 (46.68%)         964,356.44 (7.91%)               0.00 (0.00%)
Total Collat Loss(Forecasted)     22,134,825.35 (10.80%)       15,078,252.34 (7.35%)         7,110,405.03 (3.47%)